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                                                                    EXHIBIT 99.9

                          COLLATERAL TRANSFER OF NOTE
                              (SECURITY AGREEMENT)


             This Collateral Transfer of Note (Security Agreement) (this "Collateral Transfer of Note") is executed to be effective as of the 30th day of September, 1994, by MEDIQ INCORPORATED ("Debtor") for the benefit of Secured Party (hereinafter defined).

                              W I T N E S S E T H:

             WHEREAS, Debtor, PRN Holdings, Inc., MEDIQ/PRN Life Support Services-I, Inc. ("PRN- I"), Kinetic Concepts, Inc. ("KCI") and KCI Therapeutic Services, Inc., a Delaware corporation ("Secured Party") entered into that one certain Asset Purchase Agreement (so called herein) dated August 23, 1994, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of the date hereof, whereby PRN-I agreed to acquire certain of the assets of Secured Party (the Asset Purchase Agreement as so amended being herein called the "Acquisition Agreement");

             WHEREAS, in connection with the transactions contemplated by the Acquisition Agreement, the promissory notes described in Section 18 herein (collectively, the "Notes") and incorporated herein for all purposes have been delivered to Secured Party. For purposes of this Agreement, the makers of the Notes are herein collectively called the "Borrower"; and

             WHEREAS, the Acquisition Agreement requires Debtor to enter into that one certain Guaranty Agreement dated of even date herewith (the "Guaranty"), whereby Debtor unconditionally guarantees the prompt and timely payment of the Notes; and

             WHEREAS, the Acquisition Agreement requires Debtor to enter into this Agreement to secure the Guaranty.

             NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confessed, Debtor agrees as follows:

             1.      Collateral Transfer and Grant of Security Interest.
Debtor hereby collaterally transfers, assigns and conveys to Secured Party, and grants to Secured Party a first priority security interest in, the following described promissory note (herein called the "Collateral Note") and all liens, rights, titles, equities and interests securing the same, to- wit:

         That one certain $11,500,000.00 Promissory Note dated August 31, 1993, executed by Mental Health Management, Inc., a Virginia corporation ("MHM"), and made payable to the order of Debtor.

         2. Indebtedness Secured. The security interest and pledges and assignments, as applicable, granted hereby are to secure punctual payment and performance of the following:
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(i) the Guaranty, and any and all extensions, renewals, modifications, increases and rearrangements thereof, (ii) all costs incurred by Secured Party to enforce this Agreement and to defend and preserve the security interests created herein, to collect the amounts owed under the Guaranty, this Collateral Transfer of Note and to preserve, collect and enforce the Collateral Note, including, but not limited to, taxes, assessments, insurance premiums, reasonable attorneys' fees and legal expenses, and expenses of sale, and (iii) interest on the above amounts at the highest rate applicable to the Notes from time to time or, if less, at the highest lawful rate (all of which are herein separately and collectively referred to as the "Obligations"). Debtor acknowledges that the security interest hereby granted shall secure all future advances pursuant to or under this Agreement or the Guaranty.

         3. Representations and Warranties. Debtor represents and warrants as follows:

                 a. This agreement constitutes the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its respective terms.

                 b. The execution, delivery and performance of this agreement will not violate or contravene any requirement of law (assuming KCI and Secured Party execute the subordination agreement contemplated by Section 7.9 of the Acquisition Agreement and that notice is given to NationsBank, N.A. pursuant to the MHM Subordination Agreement (as defined in the Acquisition Agreement)) or any contractual obligation of the Debtor and, except as contemplated hereby, will not result in, or require, the creation of imposition of any lien on the Collateral Note pursuant to any requirement of law.
         No contract between the Debtor and any governmental authority forbids the security interest (and pledge and assignment, as applicable) evidenced by this agreement.

                 c. The Debtor is the owner of good and marketable title to the Collateral Note free and clear of all security interests, liens or rights except for the security interests (and pledges and assignments, as applicable) granted hereby and the rights of NationsBank, N.A. under the MHM Subordination Agreement.

         4. Default. For purposes of this Agreement, the term "Event of Default" has the meaning given to that term in the Notes.

         5. Remedies. If an Event of Default shall occur and be continuing, Secured Party, in addition to any other rights and remedies available to Secured Party at law or in equity, shall have the right to sell the Collateral Note at private or public sale after sending reasonable notice to Debtor and to such other person or persons legally entitled thereto under the Uniform Commercial Code of any applicable jurisdiction (the "UCC"), of the time and place of such sale. Secured Party shall transfer to the purchaser at such sale the Collateral Note, together with all liens, rights, titles, equities and interests securing the payment of the Collateral Note, and the recitals in such transfer shall be prima facie evidence of the truth of the matters therein stated and all prerequisites to such sale required hereunder and under the laws of any applicable jurisdiction shall be presumed to have been performed. The proceeds of the sale shall be applied





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first to the expenses of the sale and then, in such order of application as
Secured Party may, in its sole discretion, elect toward the payment of the principal, interest and reasonable attorney's fees due and unpaid upon the Obligations hereby secured, rendering the balance, if any, and surplus, if any, to the person or persons legally entitled thereto under the UCC, but if there be any deficiency, Debtor shall remain liable therefor. Secured Party shall have the right to purchase at any public sale of the Collateral Note, being the highest bidder therefor, and, to the extent permitted by applicable law at any private sale of the Collateral.

         6. Additional Remedies. Secured Party, in addition to the rights and remedies provided for in the preceding paragraph and the other provisions hereof, shall have all the rights and remedies of a Secured Party under the UCC and Secured Party shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection and/or enforcement of the Obligations and the foreclosure of the security interest created hereby, or by any other law of applicable jurisdiction, shall not prevent the concurrent employment of any other appropriate remedy or remedies.

         7. Expenses. Debtor shall be liable for and agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, appraising, evaluating, selling, or disposing of the Collateral Note, or like expenses, including, without limitation, reasonable attorneys' fees and out-of-pocket legal expenses (including, but not limited to, the reasonable expenses and hourly fees of in-house counsel) incurred by Secured Party. These expenses, together with interest thereon from the date incurred until paid by Debtor at the highest rate applicable to the Notes from time to time or, if less the highest rate allowed by law, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this agreement.

         8. Notice. The requirement of reasonable notice to Debtor of the time and place of any public sale of the Collateral Note, or of the time after which any private sale or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Debtor at least ten
(10) days before the date of any public sale or at least ten (10) days before the time after which any private sale or other disposition is to be made.

         9. Remedy of Defaults and Waiver. Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

         10. Other Security; Extensions; Election of Remedies. The security interest herein created shall not be affected by or affect any other security taken for the Obligations, and any extensions may be made of the Obligations without affecting the priority of such security interest or the validity thereof with reference to any third party, and the holder of the Obligations shall not be limited by any election of remedies if it chooses to foreclose such security interest by suit. The right to sell under the terms hereof shall also exist cumulative with said suit and one method shall not bar the other, but both may be exercised at the same or different times, nor shall one be a defense to the other.





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         11.     Possession and Collection of Collateral Note.  Debtor shall deliver possession of the Collateral Note to Secured Party, and shall endorse, in a manner satisfactory to Secured Party, the Collateral Note payable to the order of Secured Party. Prior to the occurrence of an Event of Default, Debtor may collect and receipt for any and all sums becoming due upon the Collateral Note; provided, however, that any prepayments of principal under the Collateral Note or the payment of any outstanding unpaid principal owing under the Collateral Note at or after maturity shall be made to Secured Party or a designated escrow agent in accordance with paragraph 12 below. After the occurrence of an Event of Default, Debtor (i) authorizes Secured Party, at Secured Party's option, to collect and receipt for any and all sums becoming due upon the Collateral Note, such sums to be held by Secured Party without liability for interest thereon and applied toward the payment and/or performance of the Obligations as and when the same become due, and Secured Party shall have the full control of the Collateral Note and any liens securing the same until the Obligations are fully performed and shall have the further right to release any lien or liens securing the Collateral Note upon the full and final payment thereof to Secured Party, but Secured Party is under no obligation to make or enforce the collection of the Collateral Note and the failure of Secured Party from any cause to make or enforce the collection thereof shall not in any way prejudice the right of Secured Party to thereafter make or enforce collection thereof or in any way affect the indebtedness to Secured Party hereby secured, and (ii) hereby agrees to direct, contemporaneously with the execution hereof, MHM to make such payments directly to Secured Party upon its receipt of notice from Secured Party demanding such direct payment to Secured Party.

         12. Prepayments and Balloon Payments. Notwithstanding anything contained herein to the contrary, in the event that MHM makes any prepayments of principal under the Collateral Note or makes any payment of principal at or after maturity of the Collateral Note, as the same may be extended in accordance with the terms hereof, such payments shall be made in accordance with the terms of, and directly to the escrow agent designated in, an Escrow Agreement executed and delivered by and between Secured Party and Debtor, the form and substance of which shall be satisfactory to Secured Party and Debtor (but which in any event will contain a provision requiring Secured Party to immediately deliver notice to MHM designating the escrow agent under such Escrow Agreement), and further subject to the execution and delivery of any security agreements, instruments or financing statements, or the making of any filings Secured Party may deem necessary or desirable in order to perfect its first priority security interest in and to such proceeds of the Collateral Note (subject, however, to any rights of NationsBank, N.A., pursuant to the MHM Subordination Agreement); provided, however, that Debtor shall, contemporaneously with the execution hereof, direct MHM to make any such payments directly to Secured Party (x) unless, on or prior to the date that such payment(s) are to be made, Secured Party has delivered to MHM a notice designating the escrow agent to whom such payment should be made or (y) unless, on or prior to the date that such payment(s) are to be made, Secured Party has delivered to MHM a notice stating that Debtor has provided substitute collateral satisfactory to Secured Party, in its reasonable discretion. In consideration of the grant of security interest by Debtor herein, Secured Party hereby covenants and agrees to deliver the notice required in subsection (x) above immediately upon the execution and delivery of such Escrow Agreement and such other agreements, instruments and financing





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statements, and the making of such filings, and subsection (y) above immediately upon Debtor providing substitute collateral satisfactory to Secured Party, in its reasonable discretion, and with respect to which Debtor has executed and delivered all security agreements, instruments and financing statements, and all filings have been made, that are necessary to establish a first priority security interests in favor of Secured Party in and to such substitute collateral. If such payments are made directly to Secured Party in accordance with the foregoing, such sums shall be held by Secured Party without liability for interest thereon and applied toward the payment and performance of the Obligations as and when the same become due, until such time as (i) Secured Party and Debtor have executed an Escrow Agreement satisfactory, in form and substance, to Secured Party and Debtor, and Debtor has executed and delivered to Secured Party any and all such security agreements, instruments, and/or financing statements, and all such filings have been made, as Secured Party determines to be necessary in order to perfect and preserve its first priority security interest in and to the proceeds of the Collateral Note or
(ii) Debtor has provided substitute collateral satisfactory to Secured Party, in its reasonable discretion, and with respect to which Debtor has executed and delivered to Secured Party any and all such security agreements, instruments and/or financing statements, and all such filings have been made, as Secured Party determines to be necessary in order to perfect a first priority security interest in and to such substitute collateral in favor of Secured Party.

         13. Debtor's Actions on Collateral Note. Prior to the occurrence of an Event of Default, Debtor may take such actions as it may reasonably deem necessary to enforce performance by MHM under the Collateral Note in accordance with the terms thereof; but in no event shall Debtor, without the prior written consent of Secured Party, compromise or settle any action or otherwise agree to accept any amount less than an amount equal to one hundred percent (100%) of the outstanding unpaid principal balance of the Collateral Note, together with all accrued and unpaid interest thereon, in full and final satisfaction of MHM's obligations under the Collateral Note. Additionally, Debtor hereby expressly agrees that any proceeds that represent principal of the Collateral Note which result from any such enforcement action by Debtor shall be deemed to be a prepayment of principal on the Collateral Note, subject to all the terms and provisions of paragraph 12 above, and the direction to MHM by Debtor in accordance with the terms of paragraph 12 shall also include a direction that the proceeds of any enforcement action shall be treated the same as the prepayment of principal. If an Event of Default shall occur and be continuing, the Debtor shall not accelerate the maturity of the Collateral Note or take any affirmative collection actions without the prior written consent of the Secured Party, which consent may be withheld in the Secured Party's sole discretion.
In the event the Secured Party consents to the sale of any collateral securing the Collateral Note such sale shall be for cash (and such cash proceeds shall be immediately paid to Secured Party), and the Debtor may not bid a credit against the Collateral Note without the prior or contemporaneous written consent of the Secured Party, which consent may, but need not, set a maximum amount which may be so credited.

         14. Receipt of Principal by Debtor. In the event that, notwithstanding the terms of this Collateral Transfer of Note, Debtor receives any payments of principal or proceeds that represent principal of the Collateral Note which result from any enforcement action with respect





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to the Collateral Note, the Debtor shall be deemed to hold the same in trust for Secured Party and shall immediately forward such payments to the designated escrow agent or, unless, prior to or contemporaneously with Debtor's receipt of the same, Substitute Collateral satisfactory to Secured Party, in its reasonable discretion, with respect to which all matters necessary to create a first priority security interest in favor of Secured Party have been completed, to Secured Party in accordance with the terms hereof.

         15. Modifications of Collateral Note. Prior to the occurrence of an Event of Default, Debtor may modify the terms of the Collateral Note as follows: (i) Debtor may agree to extend the maturity of the Collateral Note so long as such extension is conditioned upon MHM's agreement to continue making monthly payments of all accrued and unpaid interest and level monthly payments that effect an amortization of the principal of the Collateral Note over the 15 year amortization period described therein in equal monthly installments of $63,889.00, and (ii) Debtor may agree to any such other modifications that do not impair the enforceability or the economic value of the Collateral Note; provided, however, that Debtor shall provide Secured Party with written notice of any proposed extension or modification together with the proposed terms of such extension or modification at least ten (10) days prior to executing any extension or modification agreement governing such extension or modification. Debtor further agrees to immediately deliver to Secured Party the completely executed original of any such extension or modification agreement, properly endorsed to Secured Party.

         16. Construction; Successors and Assigns. The pronouns used in this agreement in any gender shall be construed as referring to any gender as occasion may require. "Secured Party" and "Debtor" as used in this agreement shall include, and this Collateral Transfer of Notes shall bind and shall inure to the benefit of, the respective heirs, executors or administrators, successors, representatives, receivers, trustee and permitted assigns of such parties.

         17. Governing Law; Definition of Terms. The law governing this secured transaction shall be the UCC and other applicable laws of the State of Delaware. All terms used herein which are defined in the UCC shall have the same meaning herein as in the UCC.

         18. Release of Collateral Transfer of Note. So long as no Event of Default, or event which with the passage of time, giving of notice, or both, would constitute an Event of Default shall have then occurred, this Collateral Transfer of Note shall be released and terminated on that date ("Release Date") on which the last of:

                 a. that certain Promissory Note in the original principal amount of $5,835,707.00 executed by MEDIQ/PRN Life Support Services, Inc., dated of even date herewith and payable to the order of Secured Party;

                 b. that certain Promissory Note in the original principal amount of $2,956,957 dated of even date herewith executed by MEDIQ/PRN Life Support Services-I, Inc. and payable to the order of Secured Party;





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                 c.       that certain Promissory Note in the original
         principal amount of $5,000,000 executed by PRN Holdings, Inc., of even date herewith and payable to the order of Secured Party;

                 d. that certain Promissory Note in the original principal amount of $3,000,000 executed by PRN Holdings, Inc., of even date herewith and payable to the order of Secured Party; and

                 e. that certain Promissory Note in the original principal amount of $2,000,000 executed by PRN Holdings, Inc., of even date herewith and payable to the order of Secured Party;

has been paid in full. On the Release Date, Secured Party shall deliver possession of the Collateral Note to Debtor and shall endorse the Collateral Note payable to the order of Debtor without representation, warranty or recourse; provided, however, if, at the time the last to be repaid of said notes is repaid in full, an Event of Default, or any event which with the giving of notice, passage of time, or both, would constitute an Event of Default has occurred and is continuing then, until no Event of Default and no such event shall exist, (i) this Collateral Transfer of Note shall not be released and terminated, (ii) Secured Party shall have no obligation to deliver the Collateral Note to Debtor, and (iii) this Collateral Transfer of Note shall continue in full force and effect.

         19. Execution by Secured Party. Secured Party has joined in the execution of this Collateral Transfer of Note in order to evidence its acceptance of the grant of security interest made herein and the other terms and provisions hereof, as well as to evidence its agreement to





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perform its covenant and agreement to deliver notice to MHM in accordance with paragraph 12 hereof.

         EXECUTED to be effective as of the date first written above.


                                        MEDIQ INCORPORATED,
                                        a Delaware corporation


                                        By: /s/ MICHAEL F. SANDLER
                                        Printed Name: Michael F. Sandler
                                        Title: Senior Vice President -- Finance


                                        KCI THERAPEUTIC SERVICES, INC.,
                                        a Delaware corporation


                                        By: /s/ ROBERT A. WEHRMEYER, JR.
                                        Printed Name: Robert A. Wehrmeyer, Jr.
                                        Title: Vice President





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